UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2006

SOUTHERN STAR CENTRAL CORP.

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(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R.

 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 1.01.

Entry into a Material Definitive Agreement.

Amendment to Employment Agreement:

On November 20, 2006, Southern Star Central Corp. (the Company) and Southern Star Central Gas Pipeline, Inc. (Central) entered into an amended and restated employment agreement (November 20, 2006 Agreement) with Jerry L. Morris, the Company’s and Central’s President and Chief Executive Officer.  The November 20, 2006 Agreement was entered into to amend the calculation of the incentive payments to be made to Mr. Morris to conform to the calculation of such payments under the Company-wide incentive plan applicable to other executives and employees, as that plan may exist from time to time.

A copy of the November 20, 2006 Agreement is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits

99.1

Amendment to Employment Agreement, dated as of November 20, 2006, among the Company, Central and Jerry L. Morris.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2006	SOUTHERN STAR CENTRAL CORP. /s/ Susanne W. Harris
Susanne W. Harris Vice President, Chief Financial Officer & Treasurer